Merrill Lynch Investment Managers/BlackRock
Merger Overview Update

June 2006
MLIM/BRK-0606

For Informational Purposes Only.  This material is not intended to be a solicitation for any investment product referenced herein.

- We’ve been working hand-in-hand with BlackRock during the integration process– creating business models, finalizing teams and incorporating best practices in the industry (Phase 1).

- We are now clearly in Phase 2, integrating functions and products.

- This presentation will discuss what the new BlackRock will look like post-merger, and propose the combining of select BRK and ML funds.

- We are very excited from the industry’s positive feedback.

- June 19, 2006: Being change of control proxy materials

BlackRock Overview

Combined Assets of US$1 Trillion

Fixed Income

Equity /
Balanced

Real Estate

Alternatives

$433 Billion

$354 Billion

$27 Billion

$13 Billion

Liquidity

$212 Billion

Combined as of March 31, 2006

Risk Management

Investment
Accounting

$3.5 Trillion

$50 Billion

Announced merger of BlackRock and Merrill Lynch Investment Managers (MLIM) on
February 15, 2006

Independent firm in ownership and governance

Public company (NYSE: BLK) with over 4,000 employees

Headquartered in NYC

Laurence Fink continues as Chairman and CEO

All founding partners remain affiliated with BlackRock

No majority owners

Merrill Lynch 49%, PNC 34%, employees and public 17%

Majority of Board of Directors is independent

Achieve scale in multiple products and markets

Combine complementary US retail platforms with mutual funds, managed accounts, and enhanced client service

Institutional client base to benefit from additional US dollar and non-dollar products

Non-US business to span institutional and retail clients in over 50 countries

Spectrum of products across asset classes to broaden with global and non-
US products, non-US real estate, and alternative investment strategies

Operating in 18 countries and more than 35 cities

Investment centers in Boston, Edinburgh, Eindhoven, Florham Park, London,
Melbourne, Newport Beach, New York City, Philadelphia, Princeton, San
Francisco, Sydney, Tokyo, and Wilmington

Client service presence in local markets

Expected closing date on September 30, 2006

2

- A snapshot of what the new BRK will look like post-merger

3 points to emphasize:

1. Ownership and governance of structure.

- The merger is clearly beneficial to both firms.

- New BRK will be very independent

- Ownership: ML = 49%, PNC = 34%, employees and public = 17%-- there is no majority holder of the stock.

- ML and PNC each get 2 seats on the Board (out of 17 members)

- New structure gives BRK control of strategic direction and important decisions. We want to focus only on asset management.

2. Idea of scale

- Our combined suite of products will have depth in each class.

- Spectrum of products will broaden with global, U.S. and AI strategies– very favorable.

- Our new menu of products will bring more solutions to the table to meet our clients’ specific needs.

3. Global company

- The old BRK was international. MLIM-US was Americas-focused. MLIM-EMEA was a non-US focused.

- The new BRK will be entirely global.

- 1/3 of our employees will be working from our global investment centers.

Asia Pacific
$82 Billion
Europe/Middle East/Africa
$208 Billion
Americas (ex-US)
$50 Billion
US
$699 Billion

Merrill Lynch Investment Managers

BlackRock and MLIM Combined

Diversified product mix

Scale across asset classes

Products tailored to client needs

Selected mergers proposed to rationalize fund families

Competitive performance

82%* of BlackRock composites outperformed their
benchmark as of December 31, 2005

77% of MLIM composites outperformed their
benchmark as of December 31, 2005

84 funds of the combined offerings as of May 31, 2006
have Morningstar ratings of 4 or 5 stars**

Global asset management company

Over one-third of employees based outside the U.S.

Fourteen investment centers in US, UK, Europe,
Japan, and Australia

Marketing and client service offices in 35 cities plus
regional wholesalers

Extensive fund offerings registered in domiciles around
the world

Local resources for operations, administration, and
compliance

*Based on annualized 3-year gross of fee returns for products with at least a 3-year track record

**Ratings are based on historical risk-adjusted performance and the overall rating is derived from a weighted average of the funds' 3-, 5-, and 10-year Morningstar Rating Metrics

Combined assets as of March 31, 2006

433

127

306

Fixed Income

212

126

86

Liquidity

27

10

17

Alternatives

TOTAL

Real Estate

Equity(1)

13

3

10

$1 Trillion AUM by Asset Class

US$ Billions

354

310

44

$1,039

$576

$463

Combined

MLIM

BlackRock

1 Includes Balanced assets

$1 Trillion AUM by Client Geography

3

- This slide is a very good roadmap on how decisions were made.

- Table is a very good starting point to show where we are headed.

- If you look at Equities, MLIM has $310 trillion AUM, where BRK has only $44 trillion AUM.

- Both firms have excellent equity solutions and management teams, however it’s clear that Equities is one of MLIM’s fortes. One of our decisions that reflects this is that President and CIO of MLIM, Bob Doll, will become the new BRK’s Global CIO of Equities.

- However, if you look at Fixed Income, the results are inverse– BRK has been and continues to be a leader in fixed income.

- Hence, decisions to spearhead fund families have been made logically.

- Looking at a performance and competitive perspective, we have 84 of our combined funds have Morningstar ratings of 4 or 5-stars, as of May 31, 2006. In a recent meeting with Morningstar, we’ve expressed our commitment to maintain quality in our products and practices, affirmed that we are the company to watch.

Combining BlackRock and MLIM Equity Capabilities

Equity Investment Centers

As of March 31, 2006

$3.4

Philadelphia

$165.2

Princeton

$17.2

Boston

$2.9

Australia

$313.5

TOTAL

$91.4

London

$10.1

Edinburgh

$11.1

Tokyo

$12.2

New York

Combined Equity AUM

Excluding Balanced

Assets

(US$ billions)

Office Location

Similar business philosophy in equities

Culture of investment excellence

Distinct portfolio teams accountable for investment results in specific products

Structure of regional investment centers with integrated research supplemented by shared global investment perspectives

Process that enhances returns through careful risk and performance analysis

Pay for performance compensation model that aligns portfolio managers with clients

In general, the MLIM and BlackRock equity teams remain unchanged

Broad and deep resources for managing equities

Bob Doll, Global CIO for Equities

Quintin Price, CIO for EMEA Pacific Equities

46 Equity Portfolio Management Teams

Global Equity Trading team

Risk and Quantitative Analysis Group

BlackRock Solutions Technology Platform

Investment decision-making

Decentralized team decision-making

Centralized dialogue resulting in knowledge sharing

Differentiated and diverse product line tailored to investor's needs

Equity and balanced products

Institutional and retail products

Global and local market products

4

- In regards to equity capabilities, you’ll notice that there will be very little change.

- The reason for this is because our business philosophies (BRK and MLIM) are very similar:

- Investment performance comes first

- Both use a team approach for investment research

- Both believe that information-sharing across platforms is value-added to all teams

- Both pay attention to risk management attribution

- Both both implement a pay-for-performance compensation

- As previously noted, Bob Doll will become the Global CIO for Equities. Quintin Price, CIO for EMEA Pacific Equities will be reporting directly to Bob.

- At MLIM, currently 80% of our investment research occurs in Princeton and Australia. Our Australia and Tokyo equity investment centers will remain for the new BRK. Boston, Edinburgh, London, New York and Philadelphia are currently investment centers on the BRK end.

- We will continue to rely on our partners in equities trading and risk and quantitative analysis teams.

- We will incorporate the BlackRock Solutions Technology Platform to assist in reporting and information exchange, making it more timely and transparent.

BlackRock Equity Platform

BlackRock Equity Investment Philosophy

Integrated research and fund management teams, where performance is the primary focus

Shared investment ideas, common view of risk management and portfolio attribution

Risk and Quantitative Analysis Group

• Leaders:  Golub, Fishwick, Patti, Damm

• Locations:  NY, Princeton, Philadelphia, London,
Edinburgh, Tokyo, Melbourne

Bob Doll, Global CIO, Equities

Global Equity Trading

• Leaders:  Mahoney, Gitlin, Walker-Duncalf

• Locations:  Princeton, NY, Philadelphia, Boston,
London, Edinburgh, Tokyo, Singapore, Melbourne

BlackRock Solutions

Technology Platform

Aladdin®

Straight-through processing

Galileo™

Shared Research Database

Green Package®

Risk Management Tools

Philadelphia Team

• Global Opportunities: Callan, Carey, Rosenbaum

London Teams

Edinburgh Teams

Tokyo Teams

Melbourne Teams

Quintin Price, CIO

EMEA Pacific Equities

• Japan Large Cap:   Desmidt

• Japan Small Cap:  Tateda

• Australian Equities:   Himpoo

Quantitative Teams

• New York: Byrket, Herrmann

• Tokyo: Hosaka

• Melbourne: Liow

• Princeton: Bertani, Clark, Jelilian, Roisenberg,  Russo

• Portable Alpha: Green, Struthers

• Large Cap Series: Doll

• Basic/Focus Value: Rendino, Martorelli

• US Active Large Cap Value: Gaskin

• Balanced Capital:  Schansinger

• Equity Dividend:  Shearer

• Fundamental Growth:  Burke

• Global Allocation:  Stattman, Chamby

• Global Value: Bell, Kassem, Berman

• Global Small Cap:  Coyle, Balaraman

• Value Opportunities:  Baum

• Latin America:  Landers

• Pacific:  Moyer

• Healthcare:  Schreiber, Hodgson

• Natural Resources:  Shearer

• Utilities:  Anderson

• Global Technology:  Vignola, Zidar

• Financials:  Kassem

• Private Investors: Willoughby

• Small to Mid Value: Archambo, Forcione

• Small to Mid Growth: Wagner, Leary

• Small Cap Core: O’Connor

• Fundamental Large Growth: Lindsey, Dowd

• Energy: Rice, Walsh

• Health Sciences: Xie

• Asset Allocation: Zhang

• EAFE: Anderson, Low

• European Large Cap GARP: Morillo

• Pacific Basin: Barry

Boston Teams

Princeton Teams

• UK Equity: Macpherson

• UK Specialist: Chappell

• European Style Diversified: Macmillan

• European Specialist:  Lee

• Emerging Europe:  Bourrier , Monovski

• Natural Resources: Birch

• Large Cap Global:  Turnill

• Asia Pacific:  Moakes

• Strategic Investment Group: Cameron-Watt

5

- This slide summarizes the new BRK’s equity investment philosophy and structure.

- You’ll notice where each fund’s investment teams will be centrally located– Virtually no change on the Princeton list.

- From the MLIM perspective, we will be supplemented with the Boston and Philadelphia teams (investment processes and products) and also some good global capabilities.

- In addition, there will be extensive product training for both firms to familiarize themselves with each others’ products.

Global Bond /
Non-US Dollar
$65 Billion
US Tax-
Exempt
$49 Billion
US Taxable
$319 Billion

Tax-Exempt
Funds
$41.2 Billion
US Separate
Accounts
$24.7 Billion
Securities
Lending
Funds
$13.2 Billion
Offshore
$11.2 Billion
US Taxable
Funds
$121.3 Billion

Merrill Lynch Investment Managers

Combining BlackRock and MLIM Fixed Income and Liquidity Teams

$433 Billion Combined Fixed Income AUM

Assets as of March 31, 2006

“One BlackRock” approach will incorporate MLIM’s strengths

Keith Anderson, Global CIO for Fixed Income, and Scott Amero continue to lead the fixed income effort

Expect to combine teams in several disciplines

Jeff Gary and Mark Williams will continue to lead the High Yield and Bank
Loan team

Kevin Booth will join the team as a portfolio manager

Additional analysts will augment our existing efforts in bank loans and distressed debt

John Loffredo and Bob DiMella of MLIM will lead the tax-exempt team

Team members will be located in Princeton and New York

BlackRock Solutions’ Aladdin platform being installed at MLIM to facilitate global information sharing

BlackRock/MLIM combination accelerates global bond expansion

Large, experienced MLIM team in London facilitates our European expansion

Significant local presences in Sydney and Tokyo enhance our capabilities

MLIM’s non-US cash management complements BlackRock’s product line

Differentiated and diverse product line

Products provide range of risk/reward characteristics

Global and local market products

Institutional and retail products

Dedicated “on-balance sheet” capabilities for Financial Institutions and
Corporate Cash

Strong Liability-Driven Investing products for Europe and the U.S.

$212 Billion Combined Liquidity AUM

* Excludes balanced mandates

*

6

- The “One BlackRock” approach to Fixed Income will be a more centralized one, but one that also incorporates MLIM’s strengths.

- Keith Anderson will act as Global CIO for Fixed Income, and Scott Amero will continue to lead the fixed income effort.

- The breadth and depth of the product line will be strengthened with the addition of MLIM products and people

- Kevin Booth of MLIM will be joining the High Yield and Bank Loan team as a portfolio manager

- John Loffredo and Bob DiMella of MLIM will lead the tax-exempt team– the majority of the team will be in Princeton, and some in NY.

- BlackRock’s Solutions’ Aladdin database platform is currently being installed at MLIM to facilitate in the information-sharing and management of portfolios.

- As we see a demand for Fixed Income in the Institutional market, we are looking to strengthen our products with enhancement in our global bond capabilities and a diverse range of risk/reward characteristics.

Taxable Fixed Income $41 bil
Tax-Exempt Fixed Income $37 bil
Liquidity $48 bil
CDP/WCP $5 bil
Equity $133 bil

Sub-Advised $37 bil
SMA $41 bil
Open-End Liquidity $48 bil
Closed-End Funds $44 bil
Long-Term Open-End and Variable Funds

Merrill Lynch Investment Managers

Combined U.S. Private Client Group

Private Client Industry Leader

4th largest broker-sold open-end fund family

2nd largest closed-end fund provider

3rd largest SMA provider

3rd largest provider of subadvisory strategies

Over 10 million individual investors

Resulting business has significant scale and breadth of product

Combined business is responsible for $268 billion

Strong, broad product line

Strength in equity, fixed income and cash management

Investment management provided through multiple wrappers

Anticipate ongoing reinvestment and product development

Competitive performance

84 funds of the combined offerings as of May 31, 2006 have Morningstar ratings of 4 or 5 stars**

Extensive Resources focused on serving individual investors

Over 400 professionals focused on product, sales, servicing, and marketing

Award winning call center and shareholder statements

Data as of 3/31/06

**Ratings are based on historical risk-adjusted performance and the overall rating is derived from a weighted average of the funds' 3-, 5-, and 10-year Morningstar Rating Metrics

Products Managed

$268 bil Combined AUM

As of 3/31/06

7

- MLIM has focus on GPC, and also supports the Non Proprietary and Subadvisory channels.

- For BRK, it is primarily a “Non Proprietary” world, including a slice of ML.

- Our commitment to the new “U.S. Private Client” channel remains, with a combined business responsible for $268 billion and a strong and broad product line.

- We will continue to be an industry leader with highly-rated products.

- As a result of our expanded business, our internal, external and support functions will all increase favorably.

A World-Class Mutual Fund Family with Scale

1Fund closed to new investors

Bold denotes 4 and 5 star funds as of 5.31.06

Equity product breadth – $70.6 bil in AUM

High performing large cap equity funds

Selected global funds & strong sector fund line-up

8

Fixed income product breadth - $20.0 bil in AUM

High performing municipal funds

Multiple core taxable funds

Strong performing sector funds, including High Yield and
GNMA

Short Term Muni

Fixed Income

Inflation Protected

Municipals

PA Tax-Free

Ohio Tax-Free

New York Muni

AMT-Free Muni

New Jersey Muni

National Muni

Kentucky Tax-Free

Insured Muni

Florida Muni

Muni Int Term

Delaware Tax-Free

California Muni

STATE SPECIFIC

NATIONAL

SHORT

World Income

High Income

International Bond

High Yield

Other

GLOBAL

HIGH YIELD

TIPS

Aggregate Bond Index

Managed Income

Total Return II

Sr. Float II

Government Income

Bond Fund

Sr. Float

GNMA Accumulation

Total Return

Low Duration

GNMA

Intermediate Bond II

Short Term Bond

Intermediate Govt

Intermediate Bond

Enhanced Income

GOVERNMENT

LONG

INTERMEDIATE/

SHORT

Domestic Equity

VALUE

CORE

GROWTH

Large Cap Value

Large Cap Core

Large Cap Growth

Basic Value

S&P 500 Fund

Fundamental Growth

Focus Value

Investment Trust

Focus 20

Equity Dividend Fund

Index Equity

Legacy

Exchange

Mid-Cap Value

US Opportunities

Mid-Cap Growth

Mid Cap Value Opps

SMID

Aurora

SMID Growth

Value Opportunities

Small Cap Index

Small Cap Growth

Small Cap Value(1)

Small Cap Core

Small Cap Growth II

Global &

International

VALUE

CORE

GROWTH

Global Value

International

Global Growth

International Value

International Index

Global Opps

Global Dynamic Equity

Developing Capital Mkts

Global Small Cap

Intl. Opps

Global Technology

Natural Resources

Global Financial Svcs.

Global Science & Tech.

All-Cap Global Resources

Utilities and Telecom

Healthcare

Global Resources(1)

Basic Value Prin.

Prtd.(1)

Health Sciences Opps.

Real Investment

Core Prin. Protected(1)

Fndmntl Gr. Prin. Prtd.(1)

Global Allocation

Balanced Capital

Asset Allocation

EuroFund

Latin America

Pacific

Large

Small

Large

Mid

Small

BLENDED

REGIONAL

Other

SPECIALTY

- This slide shows a world-class mutual fund family that is broad and deep.

- You’ll notice about 60% of the new firm’s funds are Morningstar ranked 4 or 5-stars.

- Goes to show our funds are competitive and world-class.

- Our fixed income products range across maturity and credit spectrums.

- In equities, we have strong global products, and more will be added.

- Our product range is rich in depth– in specialty, blended and regional to complement the product line.

Consolidating BlackRock and MLIM Fund Families

Currently, BlackRock has 43 open-end funds and MLIM has 59 open-end funds (excluding money market funds)

As we considered different fund mergers, we did so with several goals:

Provide shareholders with strongest products

Reduce number of funds that overlap

Generally, shareholders would maintain or improve expense ratios

Considered a variety of administrative impacts

We are proposing the following fund mergers:

9

1 Surviving fund track record

Portfolio

Name

Acquired by

1

PM Team

Portfolio

Name

Acquired by

1

PM Team

Portfolio

Name

Acquired

by

1

PM Team

ML U.S. High Yield

BR High Yield

Gary/Amero

BR UltraShort

Municipal

ML Short Term

Municipal

Hayes

ML Intermediate

Term

ML Core

Bond

Anderson/Amero/

Marra/Phillips

ML Inflation

Protected

BR Inflation

Protected

Spodek/

Weinstein

BR New Jersey

Tax-Free

ML New Jersey

Municipal

Jaeckel

ML Strategy All

Equity

ML Large Cap

Core

Doll

ML Short Term

U.S. Government

BR Low Duration

Anderson/

Amero/Kopstein

BR Pennsylvania

Tax-Free

ML Pennsylvania

Municipal

Bock

ML Disciplined

Equity

ML Large Cap

Core

Doll

BR Dividend

Achievers

TM

ML Equity Dividend

Shearer

ML Strategy

Growth & Income

ML Global

Allocation

Stattman/

Chamby

BR Large Cap

Growth

ML Large Cap

Growth

Doll

BR Large Cap

Value

ML Large Cap

Value

Doll

MLIM To BlackRock

BlackRock to MLIM

MLIM to MLIM

ML Strategy Long-

Term Growth

ML Global

Allocation

Stattman/

Chamby

ML U.S.

Government

BR Government

Income

Phillips/

Pellicciaro

- This slide shows the consolidation of BRK and MLIM’s funds.

- As you’ll see, we have very little overlap.

- Keeping our shareholders’ best interest in mind, we want to provide them the strongest products, reduce overlaps and keep close watch over changes in expense ratios and redemption fees.

- Our goal is to maintain continuity during all administrative impacts and demonstrate best practices while doing so.

- The charts below show which funds will funds will be merged– MLIM to BRK, BRK to MLIM.

- We are also taking this opportunity to merge some of our smaller funds within MLIM.

Enhancements to Fund Family

Proposed mergers are shareholder friendly

Generally, shareholders invested at same or lower
fees in each product

Conformed redemption fees for combined fund family

Fee is 2% for redemptions or exchanges made in 30
days (Exemptions for certain investors)

Fee assessed on small, SMID, International, global
and certain fixed income and sector funds

Shareholder-friendly actions taken proactively by
BlackRock

Closing B shares to new purchases in all fixed income funds
(still available for exchanges)

Aligned A share sales loads and breakpoints to be more
competitive with the industry

R shares will be added to selected BlackRock funds:

Fixed income: High Yield, Government Income, Core
Bond Total Return (Total Return II), and Core PLUS
Total Return (Total Return)

Equity: Small/Mid-Cap Growth, Aurora, and Mid-Cap
Growth

10

(1)  2% redemption fee is assessed to redemptions or exchanges made within 30 days; exemptions for certain investors.

Sector/Fixed Income

Global/International

Small/SMID

All Cap Global Rscs
Global Resources
Global Science & Tech
Global Technology
Health Sciences
High Income
High Yield
International Bond
Real Investment
World Income

Developing Captl Mkts
EuroFund
Global Value
Global Allocation
Global Dynamic Equity
Global Financial Services
Global Growth
Global Opportunities
Global Small Cap
International
International Index
Intl Opportunities
International Value
Latin America
Pacific

Aurora
Small Cap Core
Small Cap Growth
Small Cap Growth II
Small Cap Index
Small Cap Value
SMID Growth
U.S. Opportunities
Value Opportunities

Redemption Fees(1) For Combined Fund Family

Acquired Fund

Surviving Fund

Institutional

Class A

Institutional

Class A

ML U.S. High Yield

High Yield

0.87%

1.12%

0.62%

0.96%

ML Inflation Protected

Inflation Protected

0.98%

1.23%

0.38%

0.66%

ML Short-Term U.S. Govt

Low Duration

0.69%

0.94%

0.45%

0.81%

ML US Government

Govt Income

0.83%

1.08%

0.70%

0.95%

BR UltraShort Muni

Short Term Muni

0.38%

0.80%

0.35%

0.60%

BR NJ Tax-Free

NJ Muni

0.60%

0.90%

0.60%

0.85%

BR PA Tax-Free

PA Muni

0.60%

0.90%

0.60%

0.85%

BR Lg Cap Value

Lg Cap Value

0.77%

1.24%

0.95%

1.20%

BR Lg Cap Growth

Lg Cap Growth

0.82%

1.29%

1.02%

1.27%

BR Dividend Achievers

TM

Equity Dividend Fund

0.90%

1.30%

0.82%

1.07%

Pre-Merger of

Acquired Fund

Post-Merger of

Acquired Fund

Merged Funds' Net Expenses

- Looking forward, we want to be competitive and shareholder-friendly

- We will implement conformed redemption fees for combined fund families

- We are closing B shares to new investors in all fixed income funds

- We are aligning A share sales loads and breakpoints to be more competitive with the industry

- And on the BRK side, R shares will be added to select funds.

Summary of Fund Mergers

11

RESULTING

FUND NAME

ML Strategy All Equity

ML Large Cap Core

BR Large Cap Core

Doll

ML Strategy Growth & Income

ML Global Allocation

BR Global Allocation

Stattman/Chamby

ML Strategy Long-Term Growth

ML Global Allocation

BR Global Allocation

Stattman/Chamby

ML Disciplined Equity

ML Large Cap Core

BR Large Cap Core

Doll

BR Dividend Achievers™

ML Equity Dividend

BR Equity Dividend

Shearer

BR Large Cap Growth

ML Large Cap Growth

BR Large Cap Growth

Doll

BR Large Cap Value

ML Large Cap Value

BR Large Cap Value

Doll

ML Inflation Protected

BR Inflation Protected

BR Inflation Protected

Spodek/Weinstein

ML Intermediate Term

ML Core Bond Fund

BR Bond Fund

Anderson/Amero/Marra/Phillips

ML Short Term U.S. Government

BR Low Duration

BR Low Duration

Anderson/Amero/Kopstein

ML U.S. Government

BR Government Income

BR Government Income

Phillips/Pellicciaro

ML U.S. High Yield

BR High Yield

BR High Yield

Gary/Amero

BR New Jersey Tax-Free

ML New Jersey Municipal

BR New Jersey Municipal

Jaeckel

BR Pennsylvania Tax-Free

ML Pennsylvania Municipal

BR Pennsylvania Municipal

Bock

BR UltraShort Municipal

ML Short Term Municipal

BR Short Term Municipal

Hayes

Taxable Fixed Income Funds

Municipal Funds

PORTFOLIO IMPACTED

ACQUIRED BY

PORTFOLIO MANAGEMENT TEAM

Equity Funds

- This slide summarizes the previous slides on fund mergers, presented in a different way.

Additional Name, Portfolio Manager and/or Investment Changes

As a result of the announced combination of BLK and MLIM, we evaluated the names of funds

All MLIM funds will be rebranded as BlackRock

We are recommending a number of name changes to assist in competitive positioning

Certain funds portfolio management teams will change or have additional members named

Selected municipal funds will expand their guidelines to have greater latitude to purchase AMT bonds and/or below investment grade municipal bonds

1 It is anticipated that following the closing of the MLIM and BlackRock transaction, Matthew Marra and Andrew J. Phillips will join Keith Anderson and Scott Amero in the day-to-day management of the Portfolios

2 Portfolio guidelines will be expanded to allow greater latitude to purchase AMT bonds (shareholder vote required) and bonds rated below investment grade

3 Portfolio guidelines will be expanded to allow the purchase of bonds rated below investment grade.

12

PORTFOLIO IMPACTED

NAME CHANGE

PORTFOLIO MANAGEMENT

TEAM

ML Global Equity Opportunities

BR Global Dynamic Equity

No Change

ML Small Cap Growth

BR Small Cap Growth II

Wagner/Leary/Thut

BR Health Sciences

BR Health Sciences Opportunities

No Change

ML High Income

BR High Income

Gary/Amero

ML Real Investment

BR Real Investment

Spodek/Weinstein

ML Low Duration

BR Short Term Bond

Anderson/Amero/Kopstein

ML World Income

BR World Income

Gordon/Hussain/Gary

ML Core Bond

BR Bond Fund

Anderson/Amero/Marra/Phillips

BR Intermediate Bond

BR Intermediate Bond II

No Change(1)

BR Intermediate PLUS Bond

BR Intermediate Bond

No Change(1)

BR Core Bond Total Return

BR Total Return II

No Change(1)

BR Core PLUS Total Return

BR Total Return

No Change(1)

BR Delaware Tax-Free(2)

BR Delaware Municipal

O’Connor

BR Kentucky Tax-Free(2)

BR Kentucky Municipal

O’Connor

BR Ohio Tax-Free(2)

BR Ohio Municipal

O’Connor

BR Tax-Free Income(3)

BR AMT-Free Municipal

O’Connor

Equity Funds

Taxable Fixed Income Funds

Municipal Funds

- All of the MLIM funds will be rebranded with the BlackRock name.

- Proud of the independent asset manager name.

- BlackRock’s name resonates as a leader in the fixed income and institutional markets. The power of the BlackRock brand will be leveraged to our retail end, particularly in our third party efforts.

Tax-Exempt
Fixed Income
$25.7
Taxable Fixed
Income $13.1
Equity $5.5

Merrill Lynch Investment Managers

Combined Closed-End Fund Complex

Combined closed-end fund complex with over $44 billion in assets

2nd largest closed-end fund provider

Resulting business has significant scale and breadth of product

13 equity funds

24 taxable fixed income funds

67 municipal funds

Committed to continuing leadership and innovation

Continued focus on supporting the funds in the secondary market

Dedicated team of closed-end fund professionals

Focused on building relationships with closed-end fund
research analysts

Maintain strong relationships with financial advisors,
institutions, and broker-dealer home offices

Data as of 3/31/06

$44 Billion Combined AUM

As of 3/31/06

13

- Like our open-ends, we have a large suite of offerings on the closed-end side.

- The new BRK will be the #2 provider of closed-end funds in the world.

- Our combined closed-end fund complex has over $44 billion in assets, including tax-exempt, taxable, municipals and a small amount of equity funds.

- We will have a continued and committed focus on supporting the funds in the secondary market. Likewise in the open-end side, we look to provide best practices in dividend policies, marketing, etc.

Closed-End Fund Line-Up*

* Names reflect BlackRock branding post transaction.

1 Shareholders are being asked to approve a merger into the open-end EuroFund.

1

14

BlackRock Apex Municipal Fund, Inc.

APX

BlackRock Florida Municipal Income Trust

BBF

BlackRock Muni New York Intermediate Duration Fund, Inc.

MJI

BlackRock Investment Quality Municipal Trust

BKN

BlackRock Florida Municipal Bond Trust

BIE

BlackRock New York Investment Quality Municipal Trust

RNY

BlackRock Muni Intermediate Duration Fund, Inc.

MUI

BlackRock Florida Investment Quality Municipal Trust

RFA

BlackRock New York Municipal Bond Trust

BQH

BlackRock MuniAssets Fund, Inc.

MUA

BlackRock MuniYield Florida Fund, Inc.

MYF

BlackRock New York Municipal Income Trust

BNY

BlackRock Municipal Bond Trust

BBK

BlackRock New York Municipal Income Trust II

BFY

BlackRock Municipal Income Trust

BFK

BlackRock Florida Insured Municipal Income Trust

BAF

BlackRock Municipal Income Trust II

BLE

BlackRock MuniHoldings Florida Insured Fund, Inc.

MFL

BlackRock MuniHoldings New York Insured Fund, Inc.

MUJ

BlackRock MuniEnhanced Fund, Inc.

MEN

BlackRock MuniYield Florida Insured Fund, Inc.

MFT

BlackRock MuniYield New York Insured Fund, Inc.

MYJ

BlackRock MuniHoldings Fund II, Inc.

MUH

BlackRock New York Insured Municipal Income Trust

BSE

BlackRock MuniHoldings Fund, Inc.

MHD

BlackRock Florida Municipal 2020 Term Trust

BFO

BlackRock MuniVest Fund II, Inc.

MVT

BlackRock Florida Insured Municipal 2008 Term Trust

BRF

BlackRock New York Insured Municipal 2008 Term Trust

BLN

BlackRock MuniVest Fund, Inc.

MVF

BlackRock New York Municipal 2018 Term Trust

BLH

BlackRock MuniYield Fund, Inc.

MYD

BlackRock California Municipal Income Trust II

BCL

BlackRock MuniYield Quality Fund II, Inc.

MQT

BlackRock California Municipal Income Trust

BFZ

BlackRock MuniYield New Jersey Fund, Inc.

MYN

BlackRock MuniYield Quality Fund, Inc.

MQY

BlackRock California Municipal Bond Trust

BZA

BlackRock New Jersey Investment Quality Municipal Trust

RNJ

BlackRock Strategic Municipal Trust

BSD

BlackRock California Investment Quality Municipal Trust

RAA

BlackRock New Jersey Municipal Bond Trust

BLJ

BlackRock Long-Term Municipal Advantage Trust

BTA

BlackRock MuniHoldings California Insured Fund, Inc.

MUC

BlackRock New Jersey Municipal Income Trust

BNJ

BlackRock MuniYield California Fund, Inc.

MYC

BlackRock MuniHoldings Insured Fund II, Inc.

MUE

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

MHN

BlackRock MuniHoldings Insured Fund, Inc.

MUS

BlackRock California Insured Municipal Income Trust

BCK

BlackRock MuniYield New Jersey Insured Fund, Inc.

MNE

BlackRock Insured Municipal Income Trust

BYM

BlackRock MuniYield California Insured Fund, Inc.

MCA

BlackRock MuniYield Insured Fund, Inc.

MYI

BlackRock Maryland Municipal Bond Trust

BZM

BlackRock California Municipal 2018 Term Trust

BJZ

BlackRock MuniYield Arizona Fund, Inc.

MZA

BlackRock Insured Municipal Term Trust

BMT

BlackRock California insured Municipal 2008 Term Trust

BFC

BlackRock MuniYield Michigan Insured Fund II, Inc.

MYM

BlackRock Insured Municipal 2008 Term Trust

BRM

BlackRock MuniYield Michigan Insured Fund, Inc.

MIY

BlackRock Municipal 2018 Term Trust

BPK

BlackRock Pennsylvania Strategic Municipal Trust

BPS

BlackRock Municipal 2020 Term Trust

BKK

BlackRock Massachussetts Health and Education

MHE

BlackRock Municipal Target Term Trust

BMN

BlackRock Virginia Municipal Bond Trust

BHV

Equity Funds

BlackRock Global Resources Trust

BGR

BlackRock Core Bond Trust

BHK

BlackRock Senior High Income Fund, Inc.

ARK

BlackRock World Investment Trust

BWC

BlackRock Income Opportunity Trust Inc.

BNA

BlackRock Floating Rate Income Strategies Fund, Inc.

FRA

BlackRock S&P Quality Ranking Global Equity Managed

BQY

BlackRock Diversified Income Strategies Fund, Inc.

DVF

BlackRock Floating Rate Income Strategies Fund II, Inc.

FRB

BlackRock Global Equity Opportunities Trust

BOE

BlackRock Enhanced Government Fund, Inc.

EGF

BlackRock High Yield Trust

BHY

BlackRock Dividend Achievers™ Trust

BDV

BlackRock Capital & Income Strategies Fund, Inc.

CII

BlackRock Corporate High Yield Fund, Inc.

COY

BlackRock Enhanced Dividend Achievers™ Trust

BDJ

BlackRock Limited Duration Income Trust

BLW

BlackRock Corporate High Yield Fund III, Inc.

CYE

BlackRock Strategic Dividend Achievers™ Trust

BSD

BlackRock Investment Grade 2009 Term Trust

BCT

BlackRock Corporate High Yield Fund V, Inc.

HYV

BlackRock Enhanced Equity Yield Fund, Inc.

EEF

BlackRock Income Trust

BKT

BlackRock Corporate High Yield Fund VI, Inc.

HYT

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

ECV

BlackRock Debt Strategies Fund, Inc.

DSU

BlackRock High Income Shares

HIS

BlackRock S&P 500 Protected Equity Fund, Inc.

PEFX

BlackRock Preferred Opportunity Trust

BPP

BlackRock Strategic Bond Trust

BHD

BlackRock Europe Fund, Inc.

EF

BlackRock Preferred Income Strategies Fund, Inc.

PSY

BlackRock Global Floating Rate Income Tust

BGT

BlackRock Health Sciences Trust

BME

BlackRock Preferred & Corp. Income Strategies Fund, Inc.

PSW

New Jersey Insured Municipal Funds

Other State Funds

National Municipal Funds

National Insured Municipal Funds

New York Municipal Funds

New York Insured Municipal Funds

New York Municipal Term Trusts

New Jersey Municipal Funds

Florida Municipal Funds

Florida Insured Municipal Funds

Florida Municipal Term Trusts

California Municipal Funds

Taxable Fixed Income Funds

California Insured Municipal Funds

Taxable Fixed Income Funds

California Municipal Term Trusts

National Municipal Term Trust Funds

- Here is a full closed-end line up

- You’ll notice some very specific strategies– as we get to know our clients and their investment needs, we continue to provide many choices.

Current MLIM Closed-End Funds with Portfolio Manager Changes

15

Fund

Ticker

Portfolio Managers

Debt Strategies Fund, Inc.

DSU

Booth (ML)/Williams

Floating Rate Income Strategies Fund, Inc.

FRA

Booth (ML)/Williams

Floating Rate Income Strategies Fund II, Inc.

FRB

Booth (ML)/Williams

Senior High Income Portfolio, Inc.

ARK

Booth (ML)/Williams

Diversified Income Strategies Portfolio, Inc.

DVF

Booth (ML)/Williams

Corporate High Yield Fund III, Inc.

CYE

Gary/Amero

Corporate High Yield Fund V, Inc.

HYV

Gary/Amero

Corporate High Yield Fund VI, Inc.

HYT

Gary/Amero

Corporate High Yield Fund, Inc.

COY

Gary/Amero

Capital and Income Strategies Fund, Inc.

CII

Burger (ML)/Amero/Chen

Preferred Income Strategies Fund, Inc.

PSY

Burger (ML)/Amero/Chen

Preferred and Corporate Income Strategies Fund, Inc.

PSW

Burger (ML)/Amero/Chen

Enhanced Government Fund, Inc.

EGF

Phillips/Pellicciaro/Spodek

- This slide illustrates MLIM’s current closed-end funds with portfolio manager changes.

Current BlackRock Closed-End Funds with Portfolio Manager Changes

16

Fund

Ticker

BlackRock Long-Term Municipal Advantage Trust

BTA

O'Connor

BlackRock Municipal Income Trust II

BLE

O'Connor

BlackRock Municipal Bond Trust

BBK

O'Connor

BlackRock Municipal Income Trust

BFK

O'Connor

BlackRock Strategic Municipal Trust

BSD

O'Connor

BlackRock Investment Quality Municipal Trust Inc.

BKN

O'Connor

BlackRock Insured Municipal Income Trust

BYM

DiMella

BlackRock Municipal 2020 Term Trust

BKK

O'Connor

BlackRock Municipal 2018 Term Trust

BPK

O'Connor

BlackRock Insured Municipal 2008 Term Trust Inc.

BRM

DiMella

BlackRock Insured Municipal Term Trust Inc. (2010)

BMT

DiMella

BlackRock Municipal Target Term Trust Inc. (2006)

BMN

DiMella

BlackRock California Insured Municipal Income Trust

BCK

O'Connor

BlackRock California Municipal Income Trust II

BCL

O'Connor

BlackRock California Municipal Bond Trust

BZA

O'Connor

BlackRock California Municipal Income Trust

BFZ

O'Connor

BlackRock California Investment Quality Municipal Trust Inc.

RAA

O'Connor

BlackRock Florida Insured Municipal Income Trust

BAF

Sneeden

BlackRock Florida Municipal Bond Trust

BIE

Sneeden

BlackRock Florida Municipal Income Trust

BBF

Sneeden

BlackRock Florida Investment Quality Municipal Trust

RFA

Sneeden

BlackRock Maryland Municipal Bond Trust

BZM

O'Connor

BlackRock New Jersey Municipal Bond Trust

BLJ

Jaeckel

BlackRock New Jersey Municipal Income Trust

BNJ

Jaeckel

BlackRock New Jersey Investment Quality Municipal Trust

RNJ

Jaeckel

BlackRock New York Insured Municipal Income Trust

BSE

O'Connor/Browse

BlackRock New York Municipal Income Trust II

BFY

O'Connor/Browse

BlackRock New York Municipal Bond Trust

BQH

O'Connor/Browse

BlackRock New York Municipal Income Trust

BNY

O'Connor/Browse

BlackRock New York Investment Quality Municipal Trust Inc.

RNY

O'Connor/Browse

BlackRock Pennsylvania Strategic Municipal Trust

BPS

Bock

BlackRock Virginia Municipal Bond Trust

BHV

O'Connor

BlackRock California Municipal 2018 Term Trust

BJZ

O'Connor

BlackRock California Insured Municipal 2008 Term Trust Inc.

BFC

O'Connor

BlackRock Florida Municipal 2020 Term Trust

BFO

Sneeden

BlackRock Florida Insured Municipal 2008 Term Trust

BRF

Sneeden

BlackRock New York Municipal 2018 Term Trust

BLH

O'Connor

BlackRock New York Insured Municipal 2008 Term Trust Inc.

BLN

O'Connor

Portfolio Managers

- A continuation…

- As previously mentioned, Bob DiMella and John Loffredo will be heading the municipals.

- Aren’t too many portfolio manager changes.

Under SEC proxy rules and firm policy, FAs & support personnel – anyone for that matter - may only discuss the proxy once your clients have received proxy material. At that point, you may not advise them how to vote or try to persuade them how to vote. You may answer factual questions about the transaction or about the mechanics of voting proxies.

Disclosure

In connection with the proposed transaction, a registration statement of New BlackRock Inc. (“New BlackRock”) which includes a preliminary proxy statement of New BlackRock and other materials have been filed with the Securities and
Exchange Commission (the “SEC”) and are publicly available.  Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”), at the SEC’s Internet site (http://www.sec.gov).

Merrill Lynch, BlackRock and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from BlackRock stockholders in respect of the proposed transaction. Information regarding Merrill Lynch’s directors and executive officers is available in its proxy statement for its 2006 annual meeting of stockholders, dated March 10, 2006, and information regarding BlackRock’s directors and executive officers is available in its proxy statement for its 2006 annual meeting of stockholders, dated April
28, 2006. Additional information regarding the interests of such potential participants will be included in the registration statement and the other relevant documents filed with the SEC when they become available.

             # # #

Cautionary Language Concerning Forward-Looking Statements
Information contained in this document may contain forward-looking statements, including, for example, statements about management expectations, strategic objectives, growth opportunities, business prospects and regulatory proceedings, transaction synergies, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch’s beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch’s control, which affect the operations, performance, business strategy and results and could cause actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only to the date on which they are made, and may be impacted by a variety of factors that are beyond Merrill Lynch’s and BlackRock’s control. Merrill Lynch and BlackRock do not undertake to update these statements to reflect the impact of circumstances or events that arise after the date on which they were made. Investors should consult Merrill Lynch’s and
BlackRock’s reports filed with the SEC for any additional information.

17

[LOGO] Merrill Lynch Investment Managers

June 20, 2006

Dear Colleague:

In February, we announced our intention to combine our investment management business with BlackRock, with an anticipated closing date at the end of the third quarter of 2006. Once finalized, the combined organization will be responsible for managing approximately $1 trillion in client assets. We will offer clients worldwide a full range of equity, fixed income, liquidity and alternative investment products.

Since the announcement, we have been establishing teams, products and business models in an effort to create a firm that incorporates the best practices in the industry. While everything is still subject to closing, we thought it would be helpful to provide you with an update on our progress thus far.

Governance

The new BlackRock organization will be an independent firm in terms of both ownership and governance. BlackRock will remain a publicly traded asset management company for which Larry Fink will continue as Chairman and CEO. There will be no single majority shareholder, and the board will continue to have a majority of independent directors. We believe this structure will enable us to continue to focus on building a premier global asset management company. In reviewing the new structure, we also decided to formally announce the creation of an Executive Committee charged with setting the strategic direction of the firm and streamlining decision-making as the business grows in scope and complexity. The Executive Committee is comprised of 10 senior BlackRock executives (including seven founders) and upon closing, two senior executives of Merrill Lynch Investment Managers (MLIM®) are expected to join this committee.

Portfolio Management

BlackRock and MLIM share a similar business philosophy in equities, which makes it relatively straightforward to combine our equity teams under Bob Doll’s leadership as Global CIO for equities. As you know, Bob has over 26 years of investment experience and currently manages several successful large cap portfolios at MLIM, in addition to serving as President and CIO. We are excited to have a global CIO for equities with such exceptional credentials. Each current BlackRock and MLIM dedicated equity team will continue to manage its products utilizing its current investment philosophy and process. The combined firm will manage in excess of $300 billion across a wide range of equity products, including large cap, mid cap, small cap, global and sector mandates.

We are pleased to report that Keith Anderson, a founder of BlackRock’s fixed income team with over 20 years of investment experience, will continue as Global CIO for Fixed Income and Scott Amero will continue as Co-Head of the fixed income team. The combined firm will manage over $400 billion in fixed income assets across a variety of mandates. The combined firm will offer several new strategies, and the team is being selectively expanded to add resources and expertise. Finally, our process will be enhanced with additional insights globally and open sharing of information on trends, flows, sectors and companies.

Private Client Business

Post-merger, BlackRock will be an industry leader in U.S. retail asset management with over $270 billion in assets invested for over 10 million individual investors. Our product line will feature considerable strength in equity, fixed income and liquidity products. The firm will manage $98 billion in open-end and variable funds, $44 billion in closed-end funds and $41 billion in separately managed accounts. Additionally, the firm will act as sub-adviser to $37 billion of assets and manage $48 billion in open-end liquidity funds.* We are proud to report that 84 funds in the combined open-end and closed-end fund families have Morningstar Ratings of 4 or 5 stars as of May 31, 2006.†

The combined firm’s extensive resources, including BlackRock’s award-winning call center and shareholder statements, will allow BlackRock to focus on serving financial advisors and their individual clients, and other financial intermediaries. We also anticipate ongoing product innovations as we continue to serve our investors’ needs.

Mutual Fund Family

We are pleased to announce our mutual fund line-up for the combined firm, which we believe will offer investors world-class products in 87 funds across multiple asset classes. The new fund family, which will be branded “BlackRock,” will include a number of high-performing large cap equity funds, multiple global funds and a strong sector fund line-up, including Energy and Health Sciences. Our equity fund AUM will total more than $70 billion. Additionally, we will feature 33 fixed income products with over $20 billion in AUM, inclusive of BlackRock’s flagship taxable fixed income funds and strong performing municipal bond funds.

We have filed several fund reorganization proxy statements (N-14s) with the SEC as part of our initiative to consolidate certain comparable MLIM and BlackRock mutual funds. These consolidations are designed to reduce overlap in the product range, and they include consolidations of MLIM funds into BlackRock funds, BlackRock funds into MLIM funds, and MLIM funds into other MLIM funds. Exhibit A shows the complete open-end fund family as we expect it to look as of October 1, 2006.

As part of this process, we are changing the names of selected funds and naming new portfolio managers of selected funds. Exhibit B identifies the funds that will have changes.

Closed-End Funds

The combined closed-end fund family will feature over 100 funds with approximately $44 billion in assets. The family will include equity, taxable and tax-exempt funds and benefit from extensive resources focused on supporting the funds in the secondary market. As part of the process of combining the firms, we will make some changes to portfolio managers on selected funds, which are identified in Exhibit C.

Proxy Solicitation

During the week of June 19, both BlackRock fund shareholders and MLIM fund shareholders will be mailed proxy materials asking them to vote on, among other things, new investment advisory agreements, a new investment sub-advisory agreement for certain funds and for certain BlackRock municipal funds, a fundamental investment policy change.

Additionally, shareholders of certain funds will be sent proxies asking them to approve the reorganization of selected BlackRock and MLIM funds. Only shareholders of the funds that are being acquired are required to approve these changes.

Exhibit D presents commonly asked questions and answers to help you respond to any inquiries you may receive.

Over the coming weeks, we will continue to update you on our progress and provide you with the information and tools you need to serve your clients. In early July, we will provide to all operations contacts details on new CUSIPs, fund symbols and fund rule/service changes in anticipation of fund mergers to be effective in mid-October.

Please know that we remain focused on investment performance and client service, as we recognize the importance of the trust you have placed with us. We appreciate your business and hope to continue to serve you and your clients for many years. As always, please contact your relationship manager if you have any additional questions around our upcoming combination with BlackRock.

Sincerely,

/s/ Frank Porcelli

Frank Porcelli
Chief Operating Officer
Merrill Lynch Investment Managers, Americas

Attachments (4)

*	Data as of 3.31.06.
†	Overall Morningstar Ratings are based on historical risk-adjusted performance and are derived from a weighted average of the funds’ 3-, 5- and 10-year Morningstar Rating Metrics. Past performance is no guarantee of future results.

EXHIBIT A

PROPOSED OPEN-END FUND FAMILY AS OF OCTOBER 2006

EQUITY
Domestic Equity	Value	Core	Growth

Large	Large Cap Value	Large Cap Core	Large Cap Growth
	Basic Value	S&P 500 Fund	Fundamental Growth
	Focus Value	Investment Trust	Focus 20
	Equity Dividend Fund	Index Equity	Legacy
Exchange

Mid	Mid-Cap Value	US Opportunities	Mid-Cap Growth
Mid Cap Value Opps

SMID	Aurora		SMID Growth

Small	Value Opportunities	Small Cap Index	Small Cap Growth
	Small Cap Value[1]	Small Cap Core	Small Cap Growth II

Global & International	Value	Core	Growth

Large	Global Value	International	Global Growth
	International Value	International Index	Global Opps
Global Dynamic Equity

Small	Developing Capital Markets		Global Small Cap
Intl. Opps

Specialty

Other	Global Technology	Basic Value Prin. Prtd.[1]	Global Science & Tech
	Global Financial Svcs.	Real Investment	Utilities and Telecom
	All-Cap Global Resources	Fndmntl Gr. Prin. Prtd.[1]	Global Resources[1]
	Healthcare	Natural Resources	Health Sciences Opportunities
Core Prin. Protected[1]

Blended

	Global Allocation	Balanced Capital	Asset Allocation

Regional

	EuroFund	Latin America	Pacific

FIXED INCOME
	Short	Intermediate/Long	Government

Fixed Income	Enhanced Income	Intermediate Bond	Intermediate Govt.
	Short Term Bond	Intermediate Bond II	GNMA
	Low Duration	Total Return	GNMA Accumulation
	Sr. Float	Bond Fund	Government Income
	Sr. Float II	Total Return II
Managed Income
Aggregate Bond Index

	Tips	High Yield	Global

Other	Inflation Protected	High Yield	International Bond
		High Income	World Income

	Short	National	State Specific

Municipals	Short Term Muni	Muni Int Term	California Muni
		Insured Muni	Delaware Muni
		National Muni	Florida Muni
		AMT-Free Muni	Kentucky Muni
New Jersey Muni
New York Muni
Ohio Muni
Pennsylvania Muni

[1]	Fund closed to new investors. Bold denotes Morningstar 4 and 5 star Overall Rating as of 5.31.06.

For Informational Purposes Only. This material is not intended to be a solicitation for any investment product referenced herein.

EXHIBIT B

PROPOSED FUND REORGANIZATIONS

PORTFOLIO IMPACTED	ACQUIRED BY	RESULTING FUND NAME	PORTFOLIO MANAGEMENT TEAM
Equity Funds

ML Strategy All Equity	ML Large Cap Core	BR Large Cap Core	Doll
ML Strategy Growth & Income	ML Global Allocation	BR Global Allocation	Stattman/Chamby
ML Strategy Long-Term Growth	ML Global Allocation	BR Global Allocation	Stattman/Chamby
ML Disciplined Equity	ML Large Cap Core	BR Large Cap Core	Doll
BR Dividend Achievers™	ML Equity Dividend	BR Equity Dividend	Shearer
BR Large Cap Growth	ML Large Cap Growth	BR Large Cap Growth	Doll
BR Large Cap Value	ML Large Cap Value	BR Large Cap Value	Doll

Taxable Fixed Income Funds

ML Inflation Protected	BR Inflation Protected	BR Inflation Protected	Spodek/Weinstein
ML Intermediate Term	ML Core Bond	BR Bond	Anderson/Amero/Marra/Phillips
ML Short Term U.S. Government	BR Low Duration	BR Low Duration	Anderson/Amero/Kopstein
ML U.S. Government	BR Government Income	BR Government Income	Phillips/Pellicciaro
ML U.S. High Yield	BR High Yield	BR High Yield	Gary/Amero

Municipal Funds

BR New Jersey Tax-Free	ML New Jersey Municipal	BR New Jersey Municipal	Jaeckel
BR Pennsylvania Tax-Free	ML Pennsylvania Municipal	BR Pennsylvania Municipal	Bock
BR UltraShort Municipal	ML Short Term Municipal	BR Short Term Municipal	Hayes

PROPOSED MUTUAL FUND NAME AND/OR PORTFOLIO MANAGER CHANGES

PORTFOLIO IMPACTED	NAME CHANGE	PORTFOLIO MANAGEMENT TEAM
Equity Funds

ML Global Equity Opportunities	BR Global Dynamic Equity	No Change
ML Small Cap Growth	BR Small Cap Growth II	Wagner/Leary/Thut
BR Health Sciences	BR Health Sciences Opportunities	No Change

Taxable Fixed Income Funds

ML High Income	BR High Income	Gary/Amero
ML Real Investment	BR Real Investment	Spodek/Weinstein
ML Low Duration	BR Short Term Bond	Anderson/Amero/Kopstein
ML World Income	BR World Income	Gordon/Hussain/Gary
ML Core Bond	BR Bond	Anderson/Amero/Marra/Phillips
BR Intermediate Bond	BR Intermediate Bond II	No Change[1]
BR Intermediate PLUS Bond	BR Intermediate Bond	No Change[1]
BR Core Bond Total Return	BR Total Return II	No Change[1]
BR Core PLUS Total Return	BR Total Return	No Change[1]

Municipal Funds

BR Delaware Tax-Free[2]	BR Delaware Municipal	O’Connor
BR Kentucky Tax-Free[2]	BR Kentucky Municipal	O’Connor
BR Ohio Tax-Free[2]	BR Ohio Municipal	O’Connor
BR Tax-Free Income[3]	BR AMT-Free Municipal	O’Connor

[1]	It is anticipated that following the closing of the MLIM and BlackRock transaction, Matthew Marra and Andrew J. Phillips will join Keith Anderson and Scott Amero in the day-to-day management of the portfolios.
[2]	Portfolio guidelines will be expanded to allow greater latitude to purchase AMT bonds (shareholder vote required) and bonds rated below investment grade.
[3]	Portfolio guidelines will be expanded to allow bonds rated below investment grade.

For Informational Purposes Only. This material is not intended to be a solicitation for any investment product referenced herein.

EXHIBIT C

CLOSED-END FUNDS WITH PORTFOLIO MANAGER AND NAME CHANGES

NATIONAL MUNICIPAL PORTFOLIOS	PM TEAM
BlackRock Long-Term Municipal Advantage Trust	O’Connor
BlackRock Municipal Income Trust II	O’Connor
BlackRock Municipal Bond Trust	O’Connor
BlackRock Municipal Income Trust	O’Connor
BlackRock Strategic Municipal Trust	O’Connor
BlackRock Investment Quality Municipal Trust Inc.	O’Connor
BlackRock Insured Municipal Income Trust	DiMella
NATIONAL MUNICIPAL TERM TRUSTS	PM TEAM
BlackRock Insured Municipal 2008 Term Trust Inc.	DiMella
BlackRock Municipal 2020 Term Trust	O’Connor
BlackRock Municipal 2018 Term Trust	O’Connor
BlackRock Insured Municipal Term Trust Inc. (2010)	DiMella
BlackRock Municipal Target Term Trust Inc. (2006)	DiMella
STATE-SPECIFIC MUNICIPAL PORTFOLIOS	PM TEAM
BlackRock California Insured Municipal Income Trust	O’Connor
BlackRock California Municipal Income Trust II	O’Connor
BlackRock California Municipal Bond Trust	O’Connor
BlackRock California Municipal Income Trust	O’Connor
BlackRock California Investment Quality Municipal Trust, Inc.	O’Connor
BlackRock Florida Insured Municipal Income Trust	Sneeden
BlackRock Florida Municipal Bond Trust	Sneeden
BlackRock Florida Municipal Income Trust	Sneeden
BlackRock Florida Investment Quality Municipal Trust	Sneeden
BlackRock Maryland Municipal Bond Trust	O’Connor
BlackRock New Jersey Municipal Bond Trust	Jaeckel
BlackRock New Jersey Municipal Income Trust	Jaeckel
BlackRock New Jersey Investment Quality Municipal Trust	Jaeckel
BlackRock New York Insured Municipal Income Trust	O’Connor, Browse
BlackRock New York Municipal Income Trust II	O’Connor, Browse
BlackRock New York Municipal Bond Trust	O’Connor, Browse
BlackRock New York Municipal Income Trust	O’Connor, Browse
BlackRock New York Investment Quality Municipal Trust Inc.	O’Connor, Browse
BlackRock Pennsylvania Strategic Municipal Trust	Bock
BlackRock Virginia Municipal Bond Trust	O’Connor
STATE-SPECIFIC MUNICIPAL TERM TRUSTS	PM TEAM
BlackRock California Municipal 2018 Term Trust	O’Connor
BlackRock California Insured Municipal 2008 Term Trust Inc.	O’Connor
BlackRock Florida Municipal 2020 Term Trust	Sneeden
BlackRock Florida Insured Municipal 2008 Term Trust	Sneeden
BlackRock New York Municipal 2018 Term Trust	O’Connor
BlackRock New York Insured Municipal 2008 Term Trust Inc.	O’Connor

For Informational Purposes Only. This material is not intended to be a solicitation for any investment product referenced herein.

EXHIBIT D

This brief Q&A is provided to assist financial professionals in best answering questions their clients might have regarding an upcoming proxy solicitation and other transaction-related information.

QUESTIONS RELATING TO NEW ADVISORY AGREEMENTS

Q.	Why am I being asked to vote on a new advisory agreement and sub-advisory agreement, if applicable?

A.	BlackRock and Merrill Lynch announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock. With this change, the existing MLIM advisory agreements will terminate at the closing of the transaction. Therefore, new advisory agreements must be approved by shareholders.

Q.	What is the rationale for the merger of MLIM to BlackRock?

A.	The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and internationally.

Q.	What does the combination of MLIM and BlackRock mean to shareholders?

A.	The new company will offer you even greater access to a well-diversified product mix across asset classes and an enhanced ability to serve your investment needs.

Q.	How does the proposed new investment advisory agreement for my Portfolio differ from the current agreement?

A.	The advisory fees payable by each Portfolio to its investment adviser and services provided under its new investment advisory agreement are identical to those under the current agreement. While the other terms of the new investment advisory agreement generally are substantially similar to those of the current agreement, certain changes are being proposed in the new investment advisory agreement in order to standardize terms and language across all BlackRock- and MLIM-sponsored funds.

Q.	How does the proposed new sub-advisory agreement for my Portfolio differ from the current agreement?

A.	The sub-advisory fees payable by the adviser to the sub-adviser and services provided under each new sub-advisory agreement are identical to those under the current agreements. While the other terms of the new sub-advisory agreements generally are substantially similar to those of the current agreements, certain changes are being proposed in the new sub-advisory agreements in order to standardize terms and language across all BlackRock- and MLIM-sponsored funds.

Q.	Will my Portfolio’s total fees for advisory services increase?

A.	No. The total fees payable under your fund’s current investment advisory agreement will remain the same. Any additional fees incurred under the new sub-advisory agreement will be paid by your fund’s advisor at no additional cost to you or your Portfolio

For Informational Purposes Only. This material is not intended to be a solicitation for any investment product referenced herein.

QUESTIONS RELATING TO FUND REORGANIZATIONS

Q.	When will the reorganization of BlackRock and MLIM funds occur?

A.	If approved by shareholders, the reorganization is expected to occur contemporaneously, or shortly thereafter, with the combination of MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006.

Q.	How will the reorganization affect fund shareholders?

A.	If the proposed reorganization of funds is approved, the assets and certain stated liabilities of certain Merrill Lynch and BlackRock funds will be combined with those of the Surviving Merrill Lynch or BlackRock funds, and shareholders will receive shares of the Surviving Fund. Shareholders will receive the same or a similar class of shares of the Surviving Fund as they currently hold of the Merging Fund. The aggregate net asset value of the shares they receive in the reorganization will equal the aggregate net asset value of the shares they own immediately prior to the reorganization.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the reorganization?

A.	No, shareholders will not pay any sales load, commission or other similar fee in connection with the reorganization.

Q.	Will shareholders have to pay any federal taxes as a result of the reorganization?

A.	The reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Q.	Who will be responsible for leading the portfolio management teams of the BlackRock Funds after the reorganization?

A.	Overall, the funds’ portfolio management teams are expected to be led by a combination of BlackRock and MLIM managers. See the attached exhibits for more information on the proposed fund line-up and portfolio management teams after the reorganization.

For Informational Purposes Only. This material is not intended to be a solicitation for any investment product referenced herein.

DISCLOSURE

In connection with the proposed transaction, a registration statement of New BlackRock Inc. (“New BlackRock”) which includes a preliminary proxy statement of New BlackRock and other materials have been filed with the Securities and Exchange Commission (the “SEC”) and are publicly available. Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”), at the SEC’s Internet site (http://www.sec.gov).

Merrill Lynch, BlackRock and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from BlackRock stockholders in respect of the proposed transaction. Information regarding Merrill Lynch’s directors and executive officers is available in its proxy statement for its 2006 annual meeting of stockholders, dated March 10, 2006, and information regarding BlackRock’s directors and executive officers is available in its proxy statement for its 2006 annual meeting of stockholders, dated April 28, 2006. Additional information regarding the interests of such potential participants will be included in the registration statement and the other relevant documents filed with the SEC when they become available.

Cautionary Language Concerning Forward-Looking Statements

Information contained in this document may contain forward-looking statements, including, for example, statements about management expectations, strategic objectives, growth opportunities, business prospects and regulatory proceedings, transaction synergies, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch’s beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch’s control, which affect the operations, performance, business strategy and results and could cause actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only to the date on which they are made, and may be impacted by a variety of factors that are beyond Merrill Lynch’s and BlackRock’s control. Merrill Lynch and BlackRock do not undertake to update these statements to reflect the impact of circumstances or events that arise after the date on which they were made. Investors should consult Merrill Lynch’s and BlackRock’s reports filed with the SEC for any additional information.

For Informational Purposes Only. This material is not intended to be a solicitation for any investment product referenced herein.